UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2006

DIEDRICH COFFEE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21203	33-0086628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Executive Park, Suite 200

Irvine, California 92614

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 260-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

The information provided under Item 5.02 hereof is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective January 1, 2006, Martin A. Lynch retired as the Chief Financial Officer of Diedrich Coffee, Inc. (the “Company”). Mr. Lynch’s planned retirement was not the result of any disagreement with the Company. On the same day, the Company appointed Sean M. McCarthy, Vice President – Controller of the Company, as its Chief Financial Officer.

In connection with his appointment, the terms of Mr. McCarthy’s employment were modified to provide for an annual base salary of $200,000. In addition, Mr. McCarthy will: continue to be eligible to receive a bonus equal to up to 25% of his annual base salary, which is paid based upon achievement of specific financial goals; continue to be eligible to receive equity incentive awards as determined from time to time by the board of directors; and continue to be eligible for all other benefit plans at the vice president level. A copy of Mr. McCarthy’s letter agreement is set forth on Exhibit 10.1 attached hereto and is incorporated herein.

Mr. McCarthy, 44, joined the Company in April 2004 as Vice President – Controller. From February 2003 to April 2004, Mr. McCarthy was Vice President of ASM Hospitality Group, a privately owned consulting company. From June 1998 to February 2003, Mr. McCarthy served in various financial capacities for FRD Acquisition Company, Inc. (d/b/a Coco’s & Carrows Restaurants), a subsidiary of Advantica Restaurants Group, Inc., a publicly traded food service company, first as Manager, Field Finance, then Manager, Financial Planning & Analysis, and finally as Director, Finance. From May 1997 to June 1998, Mr. McCarthy was a Business Analyst for Taco Bell, Inc. From August 1986 through May 1997, Mr. McCarthy served in various accounting and financial capacities for El Torito Restaurants, a subsidiary of Family Restaurants, Inc. Mr. McCarthy earned a B.S. degree in business management from Pepperdine University and a masters degree in business administration from the University of Southern California.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Letter Agreement with Sean M. McCarthy, effective January 1, 2006

99.1	Press Release, dated January 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2006	DIEDRICH COFFEE, INC.

	By:	/s/ Stephen V. Coffey
Stephen V. Coffey
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement with Sean M. McCarthy, effective January 1, 2006

99.1	Press Release, dated January 3, 2006